UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2016

Commission file number 1-13163

YUM! BRANDS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (502) 874-8300

Former name or former address, if changed since last report:     N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01      Other Event

On May 3, 2016, Yum! China Holding, Inc., a subsidiary of Yum! Brands, Inc. (“YUM”) filed an initial registration statement on Form 10 with the Securities and Exchange Commission. The filing of the Form 10 is in connection with YUM’s previously announced plan to separate YUM’s China business from YUM into an independent, publicly-traded company. The filing provides detailed information on the business and historical financial results of Yum! China Holding, Inc. and will be updated with additional information in subsequent amendments.

For more information, view the full Yum! China Holding, Inc. Form 10 at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 4, 2016	/s/ Scott A. Catlett
Scott A. Catlett
Vice President and Deputy
General Counsel